Sale of Pegzilarginase to Immedica	9 Months Ended
Sep. 30, 2023
Discontinued Operations and Disposal Groups [Abstract]
Sale of Pegzilarginase to Immedica
12. Sale of Pegzilarginase to Immedica
On July 27, 2023, the Company announced that it had entered into an agreement to sell the global rights to pegzilarginase, an investigational treatment for the rare metabolic disease Arginase 1 Deficiency, to Immedica for $15.0 million in upfront cash proceeds and up to $100.0 million in contingent milestone payments. The sale of pegzilarginase to Immedica superseded and terminated the previous license agreement between the Company and Immedica. On July 27, 2023, the carrying value of the asset was zero as it was internally developed. Accordingly the Company recognized a $14.6 million gain within operating expenses, which is the full $15.0 million in upfront cash proceeds, net of transaction costs and the derecognition of pegzilarginase related nonfinancial assets and liabilities.
The milestone payments are contingent on formal reimbursement decisions by national authorities in key European markets and pegzilarginase approval by the FDA, among other events. The upfront payment and contingent milestone payments if paid, net of expenses and adjustments, will be distributed to holders of Aeglea’s CVR pursuant to the CVR Agreement resulting from the Asset Acquisition.